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                                                                  EXHIBIT 10(ee)

                                                                  EXECUTION COPY

       FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") made and entered into as of May 30, 2003 (the "EFFECTIVE DATE"), by and among LYNCH SYSTEMS, INC., a South Dakota corporation (the "BORROWER"), and SUNTRUST BANK, a Georgia banking corporation (the "LENDER").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to a certain Amended and Restated Credit Agreement, dated as of June 10, 2002 (as the same may be further amended from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement as amended by this Amendment), whereby the Lender has agreed to make certain loans to the Borrower, subject to the terms, covenants and conditions contained in the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement as set forth in this Amendment, and the Lender is willing to agree to such modifications subject to the terms and conditions of this Amendment.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. WAIVER OF DEFAULT. Subject to the terms and conditions hereof, Lender hereby waives any Default or Event of Default under the Credit Agreement which may have resulted from the failure of the Borrower to comply with the minimum Consolidated Tangible Net Worth covenant set forth in Section 7.09(b) of the Credit Agreement for all periods prior to the Effective Date. The foregoing waiver relates solely to the specific provisions, covenants and time periods described in the preceding sentence, and nothing in this Amendment is intended (or shall be construed) to constitute a waiver by Lender of any other Default or Event of Default which may now or hereafter exist under the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

         (a) by deleting the definition of the term "Maturity Date" from Section
1.01 thereof, and by substituting, in lieu thereof, the following new definition of such term:

                  "Maturity Date" shall mean May 29, 2004, as such date may be extended, accelerated or amended from time to time pursuant to this Agreement.

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                  (b) by deleting Section 7.09(b) thereof and by substituting, in lieu thereof, the following new Section 7.09(b):

                           Borrower shall at all times after August 30, 2003 maintain a Consolidated Tangible Net Worth of at least $4,400,000.

         3.       NO OTHER WAIVERS OR AMENDMENTS; CONDITIONS SUBSEQUENT. Except
                           for the amendment expressly set forth and referred to in Section 2 above, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other liens on any Collateral for the Obligations.

         4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective, upon the Effective Date, subject to the satisfaction of the following conditions on or prior to such date:

                           (1) the receipt by the Lender of this Amendment, duly executed, completed and delivered by the Lender and the Borrower;

                           (2)      the receipt by the Lender of the
                  fully-executed promissory note, in the form of Exhibit A attached hereto (the "NEW NOTE"), to replace the promissory note previously delivered under the Credit Agreement;

                           (3) the receipt by Lender of a non-refundable extension fee in the amount of $8,750 (representing 0.125% of the Non-Guaranteed Loan Maximum Availability), which extension fee shall be deemed fully earned upon the parties' execution and delivery of this Amendment; and

                           (4) the receipt by the Lender of such other documents, certificates, lien searches and instruments as the Lender may reasonably request.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender that (a) this Amendment and the New Note have been duly authorized, executed and delivered by it, (b) no Default or Event of Default has occurred and is continuing as of this date after giving effect to the waiver granted in Section 1 hereof, and (c) all of the representations and warranties made by it in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach the Borrower of its representations and warranties contained in this Section 5 shall be an Event of Default for all purposes of the Credit Agreement.

         6. RATIFICATION. The Borrower hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by the Borrower in connection therewith (including without limitation the other Credit Documents to which the Borrower is a party), effective as of the date hereof.

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         7.       ESTOPPEL. To induce the Lender to enter into this Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Borrower as against the Lender with respect to the obligations of the Borrower to the Lender under the Credit Agreement or the other Credit Documents, either with or without giving effect to this Amendment.

         8. REIMBURSEMENT OF EXPENSES. The Borrower hereby agrees that it shall reimburse the Lender on demand for all costs and expenses (including without limitation reasonable attorney's fees) actually incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         10. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         12. ENTIRE AGREEMENT. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [remainder of page intentionally left blank]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered on their behalf and the Borrower has caused its corporate seal to be hereunto affixed, all as of the date first above stated.

                                              BORROWER:
(CORPORATE SEAL)
                                              LYNCH SYSTEMS, INC.

Attest:
                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
/s/ [ILLEGIBLE]                                   Title: President
-----------------------------
Title: Secretary

                                              LENDER:

                                              SUNTRUST BANK

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                  Title: Vice President

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                   PARENT GUARANTOR ACKNOWLEDGMENT AND CONSENT

         The undersigned hereby acknowledges and consents to, and agree to the terms of, the foregoing First Amendment to Credit Agreement, and ratifies and confirms its obligations under the Parent Guaranty.

         This 30th day of May, 2003.

LYNCH CORPORATION

By: /s/ [ILLEGIBLE]
    --------------------------
Name: [ILLEGIBLE]
Title: VP/CFO
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                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE

U.S. $7,000,000                                                     MAY 30, 2003


                  FOR VALUE RECEIVED, the undersigned LYNCH SYSTEMS, INC., a South Dakota corporation (the "Borrower"), hereby promises to pay to the order of SUNTRUST BANK (herein, together with any subsequent holder hereof, called the "Lender"), the lesser of SEVEN MILLION AND NO/100 U.S. DOLLARS (U.S. $7,000,000.00) or the aggregate outstanding principal amount of the Loans made to the Borrower by Lender pursuant to the terms of the Credit Agreement referred to below, which principal sum shall be payable on the earlier of (i) the Maturity Date specified in the Credit Agreement or (ii) the date on which all amounts outstanding under this Promissory Note (this "Note") have become due and payable pursuant to the provisions of Article IX of the Credit Agreement (as defined below). The Borrower likewise promises to pay interest on the outstanding principal balance of each Loan made by the Lender to the Borrower, at such interest rates, payable at such times, and computed in such manner, as are specified in the Credit Agreement in strict accordance with the terms thereof.

                  This Note is issued pursuant to, and is the "Note" referred to in, the Amended and Restated Credit Agreement dated as of June 10, 2002, between Borrower and Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of the date hereof (as the same may be further amended, modified or replaced from time to time, the "Credit Agreement"), and the Lender is and shall be entitled to all benefits thereof and of all the Credit Documents executed and delivered to the Lender in connection therewith. Terms defined in the Credit Agreement are used herein with the same meaning. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain Events of Default, provisions relating to prepayments on account of principal hereof prior to the maturity hereof, and provisions for post-default interest rates.

                  This Note is issued in replacement of and substitution for that certain Renewal Promissory Note, dated as of June 10, 2002, issued by the Borrower in favor of the Lender (the "PRIOR NOTE"). This Note is not intended nor shall it be construed as a novation or an accord and satisfaction of the indebtedness evidenced by the Prior Note.

                  The Borrower agrees to make payments of principal and interest hereon on the dates and in the amounts specified in the Credit Agreement in strict accordance with the terms thereof.

                  In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Note may automatically become, or may be declared, immediately due and payable in the manner and with the effect provided in the Credit Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all costs and

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expenses, including reasonable attorneys' fees, in connection with the enforcement by the Lender of any of its rights or remedies under this Note or the Credit Agreement.

                  This Note has been delivered in Atlanta, Georgia, and the rights and obligations of the Lender and the Borrower hereunder shall be construed in accordance with and governed by the laws of the State of Georgia (without giving effect to its conflicts of law rules).

                  The Borrower expressly waives any presentment, demand, protest or notice in connection with this Note, whether now or hereafter required by applicable law. This Note is intended to be an instrument under seal.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, sealed and delivered by its duly authorized officers as of the date first above written.

(CORPORATE SEAL)                              LYNCH SYSTEMS, INC.

                                              By: /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                  Title: President

Attest:

/s/ [ILLEGIBLE]
-----------------------
Secretary

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